HTCC Investor Presentation for the fourth quarter and year ended December 31, 2007 March 12, 2008 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") contains “forward-looking statements”, as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These and all forward-
looking statements are only predictions or statements of current plans that are constantly under review by the Company.
Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and
Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the Company invests in new business opportunities and the timing of those investments; the mix of services sold;
competition; management of growth and expansion; the integration of Invitel, Tele2 Hungary, and Memorex; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and
Exchange Commission, which are available on the Company’s website, www.htcc.hu and on the SEC’s website,
www.sec.gov. Accordingly, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

Martin Lea Chief Executive Officer

Highlights – Financial Performance
Our pro-forma* consolidated revenue in U.S. dollars increased by 6% for the year ended December 31, 2007 compared to the prior year.
Our pro-forma* consolidated gross margin in U.S. dollars increased by 10% for the year ended December 31, 2007 compared to the prior year.
Our pro-forma Adjusted EBITDA** in U.S. dollars grew 17% during the year ended December 31, 2007 compared to the previous year.
Our pro-forma* gross margin percentage for the year ended December 31, 2007 was 65% compared to 63% in 2006.
Our pro-forma Adjusted EBITDA** margin for the year ended December 31, 2007 was 38% compared to 34% in 2006.
Our pro-forma* gross margin was consistent and stabilized for the last four quarters reported in 2007.
The Hungarian forint appreciated against the U.S. dollar by 16% and 15%, respectively, during the fourth quarter and the year ended December 31, 2007 as compared to the average Hungarian forint/U.S. dollar exchange rate during the same periods in 2006.
The number of our combined Mass Market Broadband DSL customers increased by 30% from approximately 94,000 as of December 31, 2006 to approximately 122,000 as of December 31, 2007.
We concluded that our internal control over financial reporting was effective as of December 31, 2007. Our independent auditors concluded in their opinion that we have maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007.
* Pro-forma financial statements and financial measures in this presentation assume that HTCC, Invitel and Tele2 Hungary had been combined as of the beginning of the applicable period.
** Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides from 12 through 15.

Highlights – Integration of Invitel
Integration of HTCC's and Invitel’s operations is substantially complete.
Headcount reduced by 20%.
Re-branded to Invitel.
Network integration completion end March 2008.
Rationalized locations.
Migration to SAP.
Product portfolio harmonization.
Standardized employment terms.
Consolidation of legal entities completed: on January 1, 2008 Hungarotel, PanTel, V-Holding and
Euroweb Hungary merged into Invitel.
The initial estimate of approximately EUR 14 million (approximately $21.1 million at current exchange rates) of cost synergies will be exceeded. We believe that we will realize approximately
EUR 17 million (approximately $25.7 million at current exchange rates) in annualized operating expense synergies as a result of the Invitel acquisition and integration by the end of 2008.

Highlights – Memorex Acquisition I.
Based in Austria, Memorex Telecommunications AG (”Memorex”) is a leading CEE regional telecommunications network infrastructure and bandwidth provider.
Products and services of Memorex include the provision of ducts, dark fibers, SDH and DWDM
Memorex operates over 12,500 route km of fiber in 14 countries
Memorex has diversified blue chip telecommunications customers with long term contracts
The estimated EBITDA for the twelve months ended December 31, 2007 is EUR 16.8 million*
Adjusted for estimated run-rate realizable synergies of €3 million and a signed contract of €4.6 million, the estimated adjusted EBITDA of Memorex for the twelve months ended December 31, 2007 is €24.4 million*
The wholesale business makes a significant contribution to HTCC’s EBITDA and is a key growth segment of the business.
The key economic terms of the Memorex acquisition are:
The purchase price was EUR 30.1 million (approximately $45.8 million at current exchange rates) to the selling shareholders of Memorex for their 95.7% equity interest plus the assumption of Memorex’s debt.
Out of the total purchase consideration of EUR 30.1 million, EUR 12.1 million will be held in escrow for
6 months and EUR 6.1 million for 18 months.
HTCC refinanced a significant portion of Memorex’s debt at closing.
HTCC funded the Memorex Acquisition and the refinancing of the assumed Memorex debt with a senior second secured bridge facility arranged by Merrill Lynch and BNP Paribas.
HTCC intends to subsequently replace the bridge loan facility with longer term financing.
HTCC also intends to buy out the remaining minority shareholders in Memorex.
* See Appendix for a discussion of our methdology to determine EBITDA and Adjusted EBITDA for Memorex

Highlights – Memorex Acquisition II.
Investment Thesis:
Leading alternative telecommunications infrastructure and bandwidth provider in high growth CEE
Memorex is set to benefit from the increase in broadband penetration within the region and from higher GDP growth in CEE countries
Diversified customer base of 135 customers with the largest 20 accounting for 18% of total budgeted revenue for
FY2007/2008
High EBITDA margins averaging approximately 40% between 2005 and 2007
Over EUR 54 million (approximately $82.1 million at current exchange rates) of capital investment into the
Memorex network over the past 2 years
Complementary to Invitel’s existing regional wholesale data business
Wholesale Competitive Strategy:
Number 1 wholesale data provider in South and Central-Eastern Europe
Provides large Western carrier (BT, Verizon, T-Com) with a one-stop solution for entire region
Will enable carriers to re-sell large corporate networks via HTCC under standardized pricing and quality parameters
Single point of contact for entire region

Invitel network
Planned extensions
Termination points
Memorex owned fibre
Memorex leased capacity network
Planned extensions
Baltic Sea
North Sea
Black Sea
Adriatic Sea
Tyrrhenian Sea
Ionian Sea
Aegean Sea
Caspian Sea
Mediterranean Sea
London
Berlin
Warsaw
Frankfurt
Prague
Brno
Vienna
Bratislava
Munich
Zurich
Milan
Budapest
Ljubljana
Zagreb
Maribor
Oradea
Timisoara
Belgrade
Sarajevo
Podgorica
Pristina
Sofia
Skopje
Tirana
Thessaloniki
Athens
Bari
Bucharest
Constanta
Varna
Burgas
Plovdiv
Istanbul
Ankara
Bursa
Balikesir
Izmir
Antalya
Tbilisi
Yerevan
Baku
Chisinau
Odessa
Kiev
Lutsk
Lviv
Uzhorod
Dnipropetrovsk
Chernigov

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

8 Memorex Acquisition III. – Combined International Network

Economic and Market Overview
In mid-2006 Hungary's economy experienced some
instability:
Budget deficit was on path to exceed 11.0 % of GDP
Weakening of Forint
Government reacted to the situation by introducing a far-
reaching austerity plan comprising:
Tax increases
Public spending cuts
Public sector reforms
Government plans have been successful:
Hungarian currency has rallied vs. Euro
Budget deficit is on track to fall to less than 3.0% of
GDP by 2009
Inflation is expected to fall from 6.0% in
2007 to
3.0-4.0% by the end of 2008
As a result of the improvement of macroeconomic
indicators, the Hungarian Central Bank has cut its base rate in two installments from 8.0% to 7.5 % since June 2007.
Hungarian Interest Rate Evolution
HUF / EUR Exchange Rates
3,00%
5,00%
7,00%
9,00%
11,00%
13,00%
jún.04 jún.05 jún.06 jún.07
240
245
250
255
260
265
270
275
280
okt.06 jan.07 ápr.07 júl.07 okt.07 jan.08

As Internet penetration levels converge to EU levels this will further stabilize the number of fixed lines
Mobile penetration has reached saturation levels with mobile traffic growth now slowing
DSL continues to remain the preferred broadband service offering over cable
Source: NHH
(1) National Statistics Office
2002
1998 1999 2000 2001
2003
2004 2005 2006
Western
Europe
(1)
Significant growth opportunity in DSL
2007 Q3
31%
Trends of Fixed, Mobile and Internet Penetration in Hungary
82%
65% 66%
69%
71%
71%
73%
75% 75%
73%
71%
104%
99%
91%
83%
77%
68%
49%
30%
10%
16%
100%
25%
15%
10%
5%
2% 1%
0%
0% 0%
52%
18%
13%
0%
20%
40%
60%
80%
100%
Fixed-line (per household) Mobile (of population) Broadband Internet (per household) ADSL Cable

Improvement in Churn - Stabilized Mass Market Voice Revenue
0,5
0,7
0,9
1,1
1,3
1,5
1,7
1,9
Dec'06 Feb'07 Apr'07 Jun'07 Aug'07 Okt'07 Dec'07
Ex-Invitel
Ex-Hungarotel
Focus on the ex-Hungarotel
historical concession areas:
– Reconstruction of shops
– New incentive system
Activities to retain customers:
– Bundled ADSL packages
Churn rates have decreased
20% less lines were cancelled in
the July – December period than
last year
12% more sales to new customers
than last year
%
Monthly Line Churn in Historical Concession Areas
Monthly Traffic in Historical Concession Areas
10 000
11 000
12 000
13 000
14 000
15 000
16 000
17 000
18 000
19 000
20 000
Dec'06 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Jul'07 Aug'07 Sep'07 Okt'07 Nov'07 Dec'07
Ex-Hungarotel
20 000
22 000
24 000
26 000
28 000
30 000
32 000
34 000
Ex-Invitel
Ex-Hungarotel
Ex-Invitel

Pro-Forma Financial Statements
for the Year Ended December 31, 2007
Note:
The average HUF/USD exchange rates were 210.39 HUF/USD in YTD Q4 2006 and 183.83 HUF/USD in YTD Q4 2007.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**) EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from EBITDA to Net income on the next slide.
(***) EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
Change Change Change Change
2007 2006% 2007 2006%
Revenue 92 878 100 474 (7 596) (8%) 505 239 477 562 27 677 6%
Cost of Sales (32 056) (37 363) 5 307 14% (174 381) (177 591) 3 210 2%
Gross Margin 60 822 63 111 (2 289) (4%) 330 858 299 971 30 887 10%
Gross Margin % 65% 63% 65% 63%
(25 799) (28 861) 3 062 11% (140 342) (137 178) (3 164) (2%)
Adjusted EBITDA** 35 023 34 250 773 2% 190 516 162 793 27 723 17%
Adjusted EBITDA Margin %*** 38% 34% 38% 34%
Cost of restructuring (1 690) (171) (1 519) (888%) (9 194) (812) (8 382) (1 032%)
Integration costs (1 507) -               (1 507) n/a (8 197) -               (8 197) n/a
SEC related expenses (432) (405) (27) (7%) (2 351) (1 925) (426) (22%)
One-off provision for bad debts (249) (187) (62) (33%) (1 352) (889) (463) (52%)
Other one-off items (799) (941) 142 15% (4 345) (4 473) 128 3%
EBITDA** 30 346 32 546 (2 200) (7%) 165 077 154 694 10 383 7%
EBITDA Margin %*** 33% 32% 33% 32%
For the year
ended December 31,
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the year
ended December 31,

Pro-Forma Financial Statements
for the Year Ended December 31, 2007
Note:
The average HUF/USD exchange rates were 210.39 HUF/USD in YTD Q4 2006 and 183.83 HUF/USD in YTD Q4 2007.
(*) EBITDA is a non-GAAP financial measure.
(**)  EBITDA Margin % is EBITDA as a percentage of revenue.
Change Change Change Change
2007 2006% 2007 2006%
EBITDA* 30 346 32 546 (2 200) (7%) 165 077 154 694 10 383 7%
EBITDA Margin %** 33% 32% 33% 32%
Depreciation and amortization (21 013) (18 070) (2 943) (16%) (114 307) (85 889) (28 418) (33%)
Financing expenses, net (15 741) (15 614) (127) (1%) (85 629) (74 213) (11 416) (15%)
Foreign exchange gains (losses), net 76 (559) 635 114% 411 (2 658) 3 069 115%
Gains (losses) on derivatives (9 759) (10 970) 1 211 11% (53 086) (52 143) (943) (2%)
Gains (losses) on warrants (2 771) 694 (3 465) (499%) (15 075) 3 300 (18 375) (557%)
Taxes on net income (418) 829 (1 247) (150%) (2 274) 3 940 (6 214) (158%)
Change in accounting principle -               (78) 78 100% -               (373) 373 100%
Minority interest 1 -               1 n/a 5 (2) 7 350%
Net profit / (loss) for the period (19 279) (11 222) (8 057) (72%) (104 878) (53 344) (51 534) (97%)
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the year
ended December 31,
(in thousands of USD) (in millions of HUF)
For the year
ended December 31,

Pro-Forma Financial Statements by Quarter for 2007
Note:
(*) Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See reconciliation from EBITDA to Net income on the following slide.
(***) EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
Q1 Q2 Q3 Q4
Full Year
2007 2007 2007 2007 2007
Revenue 23 510 23 047 23 125 23 196 92 878
Cost of Sales (8 423) (7 801) (7 886) (7 946) (32 056)
Gross Margin
15 087 15 246 15 239 15 250
60 822
Gross Margin % 64% 66% 66% 66%
65%
Adjusted Operating expenses* (6 984) (6 290) (6 037) (6 488) (25 799)
Adjusted EBITDA** 8 103 8 956 9 202 8 762 35 023
Adjusted EBITDA Margin %*** 34% 39% 40% 38% 38%
Cost of restructuring (79) (1 008) (197) (406)
(1 690)
Integration costs (16) (177) (871) (443)
(1 507)
SEC related expenses (95) (97) (154) (86) (432)
One-off provision for bad debts (5) (224) - (20) (249)
Other one-off items (127) (473) (263) 64 (799)
EBITDA** 7 781 6 977 7 717 7 871 30 346
EBITDA Margin %*** 33% 30% 33% 34%
33%
(in millions of HUF)

Pro-Forma Financial Statements by Quarter for 2007
Note:
(*) EBITDA is a non-GAAP financial measure.
(**) EBITDA Margin % is EBITDA as a percentage of revenue.
Q1 Q2 Q3 Q4 Full Year
2007 2007 2007 2007
2007
EBITDA* 7 781 6 977 7 717 7 871 30 346
EBITDA Margin %** 33% 30% 33% 34%
33%
Depreciation and amortization (4 250) (5 712) (5 308) (5 743) (21 013)
Financing expenses, net (5 393) (4 057) (2 778) (3 513)
(15 741)
Foreign exchange gains (losses), net 1 757 719 (1 529) (871)
76
Gains (losses) on derivatives (8 377) (3 874) 1 347 1 145
(9 759)
Gains (losses) on warrants (2 771) - - -
(2 771)
Taxes on net income (460) 2 010 (652) (1 316)
(418)
Minority interest - 1 - -
1
Net profit / (loss) for the period (11 713) (3 936) (1 203) (2 427) (19 279)
Net profit / (loss) for the period in % n/a n/a n/a n/a n/a
(in millions of HUF)

Pro-Forma Gross Margin Summary
for the Year Ended December 31, 2007
Notes:
The average HUF/USD exchange rates were 210.39 HUF/USD in YTD Q4 2006 and 183.83 HUF/USD in YTD Q4 2007.
(*) Normalized Gross Margin excludes the impact of the cancellation of the Közháló and Magyar Posta contracts effective January 1, 2007.
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 23 745 25 499 (1 754) (7%)
Mass Market Internet 7 240 6 216 1 024 16%
Business 20 310 22 166 (1 856) (8%)
Wholesale 9 527 9 230 297 3%
Total Gross Margin 60 822 63 111 (2 289)
(4%)
60 410 61 668 (1 258)
(2%)
For the year
ended December 31,
Normalized Gross Margin*
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 129 166 121 197 7 969 7%
Mass Market Internet 39 383 29 547 9 836 33%
Business 110 484 105 356 5 128 5%
Wholesale 51 825 43 871 7 954 18%
Total Gross Margin 330 858 299 971 30 887 10%
328 616 293 113 35 503 12%
For the year
ended December 31,
Normalized Gross Margin*

Pro-Forma Capital Expenditure
Variable capex
Variable capex
Fixed capex
Fixed capex
IT capex
IT capex
Capitalised opex
Capitalised opex
Integration
IPTV
Billing system
0
2 000
4 000
6 000
8 000
10 000
12 000
14 000
16 000
18 000
2006 2007
Change Change
2007 2006%
Variable capex 8 235 6 491 1 744 27%
Fixed capex 2 168 2 136 32 1%
IT capex 1 171 2 086 (915) (44%)
Capitalised opex 1 039 892 147 16%
Subtotal 12 613 11 605 1 008 9%
Integration 1 561 - 1 561 n/a
IPTV 1 027 - 1 027 n/a
Billing system 853 - 853 n/a
Total Capex 16 054 11 605 4 449 38%
(in millions of HUF)
For the year
ended December 31,

Rob Bowker Chief Financial Officer

Notes:
All amounts are as of March 5, 2008 after the closing of the Memorex acquisition.
(1) As of January 1, 2008 Hungarotel, PanTel, V-Holding and Euroweb Hungary, operating subsidiaries of HTCC, have merged into Invitel.
(2) Assuming purchase of minority shareholding.
(3) Excludes capitalized interest.
(4) Excludes available Revolver Facility of €20 million.
Group Corporate Structure Pro-Forma Memorex Acquisition
100%
100%
Hungarian Telephone and
Cable Corp.
(United States)
HTCC HoldCo I B.V.
(The Netherlands)
Magyar Telecom B.V.
(The Netherlands)
€110 million Amended Senior Facility (including revolver) (4)
€142 million HY Notes
€125 million PIK Notes (3)
Invitel Zrt. (1)
Matel Holdings N.V.
(Netherlands Antilles)
€200 million FRNs
PanTel Technocom –
Renamed ‘Invitel
Technocom’
Euroweb Romania
100%
Memorex Telex
Communications AG
(Austria)
Tele2 –
Renamed ‘Invitel
Telecom’
Foreign subsidiaires
€100 million Bridge Loan
100% 100% 100% 100% (2)
€11 million Preps
€12 million Leases
100%
€10 million Capex Loan

Memorex Acquisition – Capitalization Table
– On completion of the Memorex acquisition, senior net leverage decreases by 0.1x to 0.6x, total net cash-pay leverage increases by 0.3x to 3.2x, and total net debt leverage increases by 0.1x to 4.0x based on an estimated annualized YE Dec 2007 Combined Adjusted Pro-Forma EBITDA
Notes:
All amounts are as of March 5, 2008 after the closing of the Memorex acquisition.
(1) Includes Capex Pre-Fund Liquidity and Excess Cash
(2) Based on an estimated Enterprise Value / EBITDA multiple of 5.5x
(3) Estimated Annualised YE Dec 2007 Adjusted EBITDA represents Q3 and Q4 Adjusted EBITDA including Tele2 for HTCC/Invitel multiplied by 2 plus synergies for Invitel acquisition
(4) Includes an estimated twelve months ended Dec 2007 Adjusted EBITDA of €24.4 million for Memorex which includes estimated synergies of €3 million and a signed contract of €4.6 million
HTCC / Invitel Pro-Forma HTCC & Memorex Combined Post-Acquisition
Existing Capitalisation € million
x Estimated
Annualised
YE Dec 2007
Adjusted EBITDA
% of
Total
PF Capitalisation € million
x Estimated
Annualised
YE Dec 2007 Combined
Adjusted EBITDA
% of
Total
Cash & Cash Equivalents (8,5) (0,1x) (1,0%)
Cash & Cash Equivalents
(1)
(30,8) (0,2x) (3,2%)
Existing Senior Debt 98,8 0,7x 12,0% Existing Senior Debt 100,0 0,6x 10,4%
Drawn Senior Revolver 10,0
0,1x 1,2%
Drawn Senior Revolver 10,0
0,1x 1,0%
Memorex Preps 11,0 0,1x 1,1%
Memorex Finance Leases 12,1 0,1x 1,3%
Project loan in Turkey 9,5 0,1x 1,0%
Total Net Senior Debt 100,3 0,7x Total Net Senior Debt 111,8 0,6x
10.75% Senior Notes 142,0 0,9x 17,2% 10.75% Senior Notes 142,0 0,8x 14,8%
Floating Rate Notes 200,0 1,3x 24,2% Floating Rate Notes 200,0 1,1x 20,8%
Sr. Bridge Loan 100,0 0,6x 10,4%
Total Net Cash-Pay Debt 442,3 2,9x Total Net Cash-Pay Debt 553,8 3,2x
PIK Notes 145,1 1,0x 17,6% PIK Notes 145,1 0,8x 15,1%
Total Net Debt (incl. PIK) 587,4 3,9x Total Net Debt (incl. PIK) 698,9 4,0x
Implied Equity
(2)
230,3 1,5x 27,9%
Implied Equity
(2)
230,8 1,3x 24,0%
Total Capitalisation 826,2 5,5x 100,0% Total Capitalisation 960,5 5,5x 100,0%
Undrawn revolver 20,0 Undrawn revolver 20,0
Estimated Annualised YE Dec
2007 Adjusted EBITDA
(3)
150,2
Estimated Annualised YE Dec
2007 Combined Adjusted Pro-
Forma EBITDA
(4)
174,6

Memorex Acquisition - Pro-Forma Combined December 2007 EBITDA
Notes:
All amounts are as of March 5, 2008 after the closing of the Memorex acquisition.
EUR/HUF conversions are based on a FX rate of 255HUF; USD/HUF conversions are based on a FX rate of 183.27HUF; EUR/USD conversions are based on a FX rate of 1.39USD
HTCC - Invitel: Local business tax for has been reclassified from operating expenses to income tax
(1) Adjusted Operating Expense is a non-GAAP financial measure and does not include the non-recurring items presented below Adjusted EBITDA as shown on slides 12 and 14.
(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. See slides from 12 through 15 for a reconciliation of Adjusted EBITDA and EBITDA to Net income.
(3) H2 Adjusted EBITDA is the sum of HTCC’s Q3 and Q4 Adjusted EBITDA.
(4) Estimated Annualized YE Dec 2007 Adjusted EBITDA represents H2 Adjusted EBITDA including Tele2 multiplied by 2.
(5) Represents €21.3 million of projected synergies less €12 million of already accounted synergies in the annualized figures (€6 million realized synergies in H2 2007).
HTCC Memorex Combined
EUR million H2 2007 (3)
Estimated Annualised
YE Dec 2007
(4)
Synergies
(5)
Estimated YE
Dec 2007
Estimated PF
Synergies
Signed
Contract
PF YE
Dec 2007
Revenue 181,7 363,3 44,8 8,0 416,1
Cost of Sales (62,1) (124,2) (20,2) 2,1 (1,3) (143,6)
Gross Margin 119,6 239,1 24,6 2,1 6,7 272,5
Gross Margin (%) 65,8% 65,8% 54,8% 84,0% 65,5%
Adjusted Operating Expenses
(1)
(49,1) (98,2) 9,3 (7,9) 1,0 (2,2) (98,0)
Adjusted EBITDA
(2) 70,5 140,9 9,3 16,7 3,1 4,5 174,5
HTCC Memorex Combined
USD million H2 2007 (3)
Estimated Annualised
YE Dec 2007
(4)
Synergies
(5)
Estimated YE
Dec 2007
Estimated PF
Synergies
Signed
Contract
PF YE
Dec 2007
Revenue 252,5 505,0 62,3 11,2 578,5
Cost of Sales (86,3) (172,6) (28,0) 2,9 (1,8) (199,5)
Gross Margin 166,2 332,4 34,3 2,9 9,4 379,0
Gross Margin (%) 65,8% 65,8% 55,0% 84,0% 65,5%
Adjusted Operating Expenses
(1)
(68,3) (136,5) 13,0 (10,9) 1,4 (3,0) (136,0)
Adjusted EBITDA
(2) 97,9 195,9 13,0 23,4 4,3 6,4 243,1

Balance Sheet
(in thousands of USD) 31 December 30 September Change Change %
2007 2007
Current assets 118 835 116 574 2 261 2%
Cash and cash equivalents
20 897 24 991 (4 094) (16%)
Trade and other receivables 85 684 81 237 4 447 5%
Other current assets 12 254 10 346 1 908 18%
Non current assets 991 356 960 729 30 627 3%
Property, plant and equipment 691 485 675 696 15 789 2%
Goodwill 81 534 88 965 (7 431) (8%)
Intangible assets 200 948 186 612 14 336 8%
Other non-current assets 17 389 9 456 7 933 84%
Total assets 1 110 191 1 077 303 32 888 3%
Current liabilities 217 118 185 848 31 270 17%
Current installments of long-term debt 37 114 34 257 2 857 8%
Trade payables 146 231 121 939 24 292 20%
Derivative financial instruments 22 138 22 616 (478) (2%)
Other current liabilities 11 635 7 036 4 599 65%
Non current liabilities 856 921 833 399 23 522 3%
Long-term debt 812 865 788 643 24 222 3%
Derivative financial instruments 17 381 26 885 (9 504) (35%)
Deferred tax 19 642 10 310 9 332 91%
Other non-current liabilities 7 033 7 561 (528) (7%)
Total equity and minority interest 36 152 58 056 (21 904) (38%)
Total liabilities and equity 1 110 191 1 077 303 32 888 3%

Martin Lea Chief Executive Officer

Business Strategy
– Migrate customers from traffic
based to subscription based
packages
– Strategies to retain customers and
defend against churn e.g. win-back
and loyalty programmes etc.
Maximise in-concession
voice revenue and cash
flow
– At least €17m in annual operating
synergies in 2008
– Marketing synergies through one
unified brand
– Benefit from capex synergies from
reduction of duplicate investments
and the greater purchasing power
Complete business
integration and
maximise synergies
– Maintaining a broad mix of
channels
– Offer innovative bundled
packages
– Use LLU where advantageous
– Introduce IPTV in ex-
concession areas
Capitalise on
broadband growth in
and out concession
– Continue to grow out of
concession area business
customers, particularly SME
– Focus on directly connecting
customers to our national
backbone
– Use LLU where advantageous
Expand business
revenue and market
share nationwide
– Focus on the Hungarian,
Romanian and wholesale markets
– Leverage market knowledge and
strong track record of extracting
synergies
Evaluate further
consolidation
opportunities
– Sell capacity on network to other
service providers
– Use network to provide capacity
between South Eastern and
Western Europe
– Capitalize on growth in C/SE
Europe markets
Leverage national and
regional backbone
network

2008 Key Priorities
Successful completion of company integration
Completion of the integration of Invitel and HTCC
Successful integration of Tele2 Hungary
Continue improvement in gross margin trend
Migration to new integrated billing system
Successful completion of the Memorex transaction and subsequent integration
Successful introduction of IPTV

2008 Key Priorities – IPTV Project
Invitel’s approach to IPTV deployment How does IPTV work?
Step 1: Strategy definition (July - Aug. 2006)
Learnings from European offerings
Analysis of Hungarian customers & (IP)TV market
Developing of high-level financial model
Step 2: Strategy validation (Sept. - Oct. 2006)
Development of detailed offering
Analysis of Invitel’s organizational capabilities
Detailing of financial model
Step 3: Vendor selection (Nov. 2006 – Jan. 2007)
Definition of detailed solution requirements
Selecting Top 2 vendors from 11 potential vendors
Assessment of Invitel’s network, OSS & BSS systems
Step 4: Pre-integration testing (Feb. – April 2007)
Test-integration of solution from Top 2 vendors
Execution of live functional & network tests
Detailed contract negotiations
Step 5: Solution integration (June 2007 – Feb. 2008)
Approved budget
IPTV Platform Integration
Network Enhancement &  OSS/BSS Integration
Content acquisition & Go-to-market management
Step 6: Friendly User Test (Feb. 2008 – April 2008)
Product website, Finalize offering, User Guide, FAQ
Feed-back collection and product enhancement
Start IPTV operations
Live-TV
Head-end
Encoding
Middleware
(User Interface)
DSLAM
IAD
STB
DVDs
Ingestion
Video Application
Invitel
network
Conditional Access
Server (DRM)
8 Mbit/s.
2 TV streams
standard definition
Storage
~
~

2008 Key Priorities - IPTV Project
Delivery and integration of IPTV platform and related network equipment is finished
Network upgrade and integration with the IPTV platform is finished
Invitel OSS/BSS systems upgraded and now IPTV ready
Channel line up & offering was fine tuned and finalized, VoD content acquired
Extended Friendly User Test with 100+ endpoints commenced
Launch preparation is in progress
Planned commercial launch in Q2/2008

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA (for both HTCC, Invitel and
Tele2 Hungary, together the ”Company” and Memorex), in this presentation. Reconciliations of the differences between Adjusted EBITDA for the Company and the most directly comparable financial measure calculated and presented in accordance with GAAP is included in this presentation. As the business combination of the Company and
Memorex has just been recently consummated, Adjusted EBITDA for Memorex is derived from and reconciled to estimated Memorex revenues, based on estimates derived by HTCC management from financial information available to HTCC management without unreasonable efforts on its part and which, as described below, provides information that HTCC management believes is useful for investors. The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs. These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and
financial planning purposes. HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition. While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, these EBITDA measurements do not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow. Management compensates for the shortcomings of these measures for HTCC-Invitel by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.
Appendix